Exhibit 10.1

IBM Software Agreement Number: 4905S10262

IBM Software Agreement: 4905S10262

ASL Purchase Commitment Transaction Document: 09

This is an Application Specific License (ASL) Transaction Document under the IBM ASL/OEM Software Agreement Number 4905S10262 (“Base Agreement”).  This TD becomes effective when signed by both parties.

Unless this Transaction Document is signed February 28, 2011 IBM reserves the right to reject the terms of this Transaction Document.

By signing below for our companies (by hand or where recognized by law, electronically), each of us agrees to the terms of this Transaction Document.  Once signed, both parties agree that 1) any reproduction of the Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original, unless invalid under local law; 2) this Transaction Document together with the Base Agreement forms a separate agreement (“Agreement”) between the parties, to which all Programs listed in this Transaction Document are subject; 3) Transaction Document 07 is hereby terminated and of no further force or effect, without prejudice to any claims, liabilities and/or defenses that either party may have against the other with respect to any disputes that may have arisen while such TD 07 was in effect; and 4) this Transaction Document, together with the Base Agreement, is our complete agreement and replaces all prior oral or written communications between the parties regarding the transactions described in this Transaction Document.

Agreed to:		Agreed to:

International Business Machines Corporation		Lawson Software Americas, Inc.

By:	/s/ Rosanne Kearney	By:	/s/ Jeffrey Comport

Name:	Rosanne Kearney	Name:	Jeffrey Comport

Title:	Contract Professional	Title:	SVP Marketing & Product Development

Date:	February 28, 2011	Date:	February 28, 2011

IBM Address:		Lawson Software Americas, Inc. Address:

11501 Burnet Road		380 St. Peters Street
Austin, TX 78758-3400		St. Paul, MN 55102
Attn:	OEM Software Contracts
Internal Mail-drop: 901-2E007

IBM Software Agreement: 4905S10262

ASL Purchase Commitment Transaction Document: 09

1.              Program/Prices

Definitions:

•                  Bundle — ***

•                  Standard Deployment — Standard Deployments are Solution installs in hardware environments where CPU types and CPU core count metrics are readily available and measurable.  Standard Deployments may be on premise or hosted (ASP). Standard Deployments do not include deployments on the Amazon Elastic Compute Cloud (Amazon EC2).

Distribution Licenses: You will receive one copy of the Program(s) and are authorized to make copies of such Program(s) in accordance with the terms of the Agreement.   You will pay IBM the applicable ASL Price for each copy of the following Program(s) that you distribute, and for each term of Subscription and Support Renewal and Subscription and Support Reinstatement that you deploy.

Table 1: The following Program Prices are applicable to Standard Deployments and Amazon EC2 deployments

Part Number	License (including Subscription and Support) Program Description	SRP (Standard Retail Price)	ASL Price *Per Bundle Unit
***	***	***	***
***	***	***	***
***

Table 2: Additional Capacity for Standard Deployments

Part Number	License (including Subscription and Support) Program Description	SRP	ASL Price **Per Core
***	***	***	***
***

Table 3: Additional Capacity for Amazon EC2 Deployments

Part Number	License (including Subscription and Support) Program Description	SRP	ASL Price ***Per EC2 Compute Unit
***	***	***	***
***

IBM’s former Maintenance offering was renamed to Subscription and Support. Subscription and Support terms are further described in Section 6 below.

The following Subscription and Support Prices are applicable to all Lawson Value-Add Component Customers.

Table 4: Subscription and Support Renewal Pricing for Bundles - Standard Deployments and Amazon EC2 Deployments

Part Number	Subscription and Support Renewal and Description	SRP	ASL S&S Price **Per Bundle
***	***	***	***
***	***	***	***
***

Table 5: Additional Capacity Subscription and Support Renewal Pricing for Standard Deployments

Part Number	Subscription and Support Renewal and Description	SRP	ASL S&S Price **Per Core
***	***	***	***
***

Table 6: Additional Capacity Subscription and Support Renewal Pricing for Amazon EC2 Deployments

Part Number	Subscription and Support Renewal and Description	SRP	ASL S&S Price *** per EC2 Compute Unit
***	***	***	***
***

The following Subscription and Support Reinstatement Prices are applicable to all Value-Add Component Customers:

Table 7: Subscription and Support Reinstatement Pricing for Bundles - Standard Deployments and Amazon EC2 Deployments

Part Number	Subscription and Support Reinstatement and Description	SRP	ASL S&S Price **Per Bundle
***	***	***	***
***	***	***	***
***

Table 8: Additional Capacity Subscription and Support Reinstatement Pricing for Standard Deployments

Part Number	Subscription and Support Reinstatement and Description	SRP	ASL S&S Price **Per Core
***	***	***	***
***

Table 9: Additional Capacity Subscription and Support Reinstatement Pricing for Amazon EC2 Deployments

Part Number	Subscription and Support Reinstatement and Description	SRP	ASL S&S Price *** Per EC2 Compute Unit
***	***	***	***
***

***

2.             Embedded Program Requirements

***

3.             Value-Add Components which must be included in Solutions:

***

4.              Term:  The term of this Transaction Document will be from the date the last party executes it through February 28, 2014.  Renewal Transaction Documents may be available for additional one (1) year terms, as mutually agreed to by the parties in writing.  This three (3) year Transaction Document and each renewal Transaction Document, if applicable, is a separate Transaction Document under the Base Agreement.

In the event of expiration or termination of the Transaction Document you shall have the right to receive continuing Subscription and Support for licenses distributed under the Transaction Document, provided Subscription and Support for those licenses is generally available, pursuant to a separate transaction document to be created at the time (the “Subscription and Support TD”).  Subscription and Support price increases will not exceed 10% in a Subscription and Support TD.

Lawson may terminate this Transaction Document 09 and any associated amendment, without cause on 90 days written notice.  Termination of this Transaction Document does not impact other Transaction Documents.

5.              Order and Reporting Requirements:

a)     You shall maintain complete and accurate records indicating by Lawson fiscal quarter, (i) all IBM Program copies distributed during each month of such quarter by you; and (ii) all Subscription & Support (S&S) Renewal and S&S Reinstatement purchases made for IBM Programs during each month of such quarter. For each such purchase, you shall report Customer name, (IBM Customer Number (ICN) and installed at address if available), date sold, Programs licensed, and Value-Added Components licensed.

b)    By the 20th day of the month following the end of each Lawson fiscal quarter, you agree to submit to IBM a Sales Report, described below. The specific purchases detailed in Section 5a will be included in the Sales Report including the number of IBM Programs, S&S Renewals, S&S Reinstatements contracted for in the previous calendar quarter. This Sales report will be used as the Purchase Order (PO).  No separate PO is required.

c)     Sales Report — A Sales Report example is defined below.  IBM shall invoice you the applicable fees at the prices set forth per Section 1 of this Transaction Document. Payment is due within 30 days of receipt of a correct invoice.

Example Form of Sales Report (“S&S” = Subscription and Support)

Type	Customer Information	Number Of Programs	Fees Due IBM	Customer Transaction Date

Program Bundle Licensed to Customer	Customer Name IBM Customer Number (ICN) Installed at Address	***	***	xx/xx/xx

Program - Additional CPU core(s) for Standard Deployment		***	***	xx/xx/xx

Program - additional EC2 Compute Unit(s) for Amazon EC2 deployments		***	***	xx/xx/xx

Annual S&S renewal		***	***	xx/xx/xx

Annual S&S renewal - additional CPU core(s) for Standard Deployments		***	***	xx/xx/xx

Annual S&S renewal - additional EC2 Compute Unit(s) for Amazon EC2 deployments		***	***	xx/xx/xx

S&S Reinstatement		***	***	xx/xx/xx

S&S Reinstatement - additional CPU core(s) for Standard Deployments		***	***	xx/xx/xx

S&S Reinstatement - additional EC2 Compute Unit(s) for Amazon EC2 deployments		***	***	xx/xx/xx

d)             You agree to submit the reports to IBM in the format we provide to you. This report will contain information on each sale you make to your Customers. Please ask each Customer for their IBM Customer Number (ICN), if any, so that you may include it in your report.

In the event that any of your Customers are located in a country where applicable local data protection (or equivalent) law controls the communication of information relating to living individuals, which in certain countries also includes information about corporations, partnerships and other forms of legal entity, then you warrant that:

(1)        you will obtain the prior written consent of every customer located in such a country for you, International Business Machines Corporation and its Affiliates to store and use that customer’s business contact information (including names, phone numbers, and e-mail addresses) anywhere they do business.  Such information will be processed and used in connection with our business relationship, and may be provided to contractors, Business Partners, and assignees of International Business Machines Corporation and its Affiliates for uses consistent with their collective business activities, including communicating with them (for example, for processing orders, for promotions, and for market research); and

(2)        you will comply with all applicable local data protection registration requirements in relation to such information, including (without limitation): (i) the obtaining of such information from your customers, (ii) the recording, storage and processing by you of such information, and (iii) the transmission by you to IBM hereunder of such information.

e) Please submit all reports and if applicable, purchase orders to:

Fax: 845-491-2779

Electronically: ibmoemsw@us.ibm.com

IBM may update the above information upon notice.

Please remit all payments to the corresponding address that is noted on your IBM invoice.

f)                All payments are nonrefundable. IBM will not accept returns or exchanges and will not issue credit for returns you accept from your Customers.

6.              Subscription and Support

a)              For each Program license with Subscription and Support in effect, IBM will:

(i)  make available to you and authorize you to upgrade to the most current commercially available version, release, or update, should any be made available;

(ii)  provide you with assistance for your code related questions; and

(iii) provide assistance via telephone and, if available, electronic access, only to your technical support personnel during the normal business hours (published prime shift hours) of your IBM support center. (This assistance is not available to your Customers). IBM provides Severity 1 assistance 24 hours a day, every day of the year.

The IBM support specified in the paragraph above may not be available for down-level versions or releases of Programs.

b)             Subscription and Support does not include assistance for:

(i)   the design and development of applications;

(ii)  the use of Programs in other than their specified operating environment; or

(iii) failures caused by products for which IBM is not responsible under this Agreement.

c)              IBM will provide 12-months notice prior to withdrawing Subscription and Support for a Program. If IBM withdraws Subscription and Support for a particular Program, you understand that IBM will not make Subscription and Support Renewal available for that Program.

d)             While Subscription and Support is in effect for a Program license, you agree to provide to your Customers updates to the Programs as such updates are made available to you by IBM.

e)              You must provide all support for the Value-Add Component(s). The following specifies each party’s support responsibilities regarding the Programs:

For all Programs you distribute, you or your distributors will provide Level 1 and Level 2 Support to Customers.

For Program licenses covered under Subscription and Support, IBM will provide the support to you as described in this section, which includes assistance for Level 2 Support, if it has been identified during Level 1 Support that the problem is with the Program. You agree to be the interface to Customers for this support.

For Program licenses not covered under Subscription and Support, IBM will only provide you access to IBM databases containing information on known Program defects, defect corrections, restrictions, and bypasses for the unmodified portion of Programs. IBM will maintain this information for a minimum of one year after you acquire the Program. You agree to be the interface to Customers for this service.

Consult the IBM Software Support Handbook for further information at:

“http://www14.software.ibm.com/webapp/set2/sas/f/handbook/home.html”

Level 1 Support means taking the first support call from a Customer and fulfilling the following steps:

(i)             Qualify incoming calls:  Determine if the request is for a new or existing case. Assign a priority to a new case (priority one through priority four). For existing cases, obtain case information.

(ii)          Characterize the problem and environment: Gather information about the case and determine if the Program causes the problem.  Completely define and describe the problem. Identify ways to understand the problem’s behavior.  Document the characterization information. Analyze problem symptom(s), attempt to find root cause when appropriate and describe the result of such attempts.  Determine if the problem is a known Program problem by accessing IBM online support resources.

(iii)       If it is determined to be a Program problem, contact IBM technical support. For new cases, open a case and select a priority.  For existing cases, state the case number. Provide the case information you have gathered to the support engineer.

Level 2 Support means the service provided to analyze or repeat the error, or to determine that the error is not repeatable. This service also includes in-depth technical analysis.

7.              Miscellaneous Terms/Conditions:

a)              You certify that you are a PartnerWorld member in good standing, and agree to maintain such status for the term of this Transaction Document.

b)             Any information exchanged under this Agreement that is identified as confidential by either party will be governed by the confidentiality terms of the PartnerWorld Agreement.

c)              ***

d)             IBM reserves the right to change the part numbers and/or pricing metrics for the Programs and/or Subscription and Support listed in Section 1, upon written notice to you. Changes to either part numbers or pricing metrics will not cause a change in the effective prices for either Programs or Subscription and Support.

e)              ***

f)                If IBM announces a general SRP price increase for the Programs and/or Subscription and Support listed in Section 1, IBM reserves the right to pass the price increase(s) to you with 30 days written notice. The price increase(s) will be effective on the annual anniversaries of the effective date of the Transaction Document, are not retroactive, and will not exceed *** per year.

g)             IBM provides a License Information Document (“LI”) for each Program.  You must ensure that your Customers are bound by the terms in the LI and all licensing files, including NOTICES files, which accompany or are included in the Program. You agree to be bound by such terms when you use the Programs as authorized under this Agreement.   Notwithstanding the above, terms in the LI referencing the IBM International Program License Agreement (IPLA) do not apply and terms in the LI referencing pricing metrics do not apply to the extent they conflict with this Agreement.

h)             If a Program contains third party code that is provided under a third-party license agreement, then the terms and conditions of the third party license agreement apply to such code. Except in the copying and distribution of the Programs, you may not use third parties’ names or trademarks, including in connection with the marketing of the Value Add Component or Solution, without the Third Parties’ prior written consent.

i)                 The license granted for the Programs is a “restricted license” which means the Programs may only be used in conjunction with the Value-Add Components as part of the Solution.

j)                 Each party agrees to comply with all applicable export and import laws and regulations, U.S. embargo and sanctions regulations and prohibitions on export for certain end uses or to certain users.

Programs may contain cryptography subject to the U.S. Export Administration Regulations (EAR). Transfer to, or use by, users of Programs or Solutions may be prohibited or subject to export or import laws, regulations or policies, including those of the United States . Licensee assumes all responsibility for complying with all applicable laws, regulations and policies regarding the export, import, or use of Programs and Solutions.

k)              Use of the WebSphere Transformation Extender is restricted to individual point to point connections from/to Lawson Applications and Non-Lawson Applications, and Lawson-to-Lawson connections.

l)                 ***

m)           ***

n)             ***

o)             IBM will allow you and your Certified Business Partners and other contractor’s located within the Territory to perform you obligations in connection with the development, testing marketing, distribution and support of any or all of the Solutions under the terms and conditions of this Agreement.  The use of such entities however does not relieve you of your obligations under this Agreement.

p)             In the event that Lawson merges with or acquires the capital stock or assets of another entity, Lawson may at its option request IBM to include that entity’s products under this Agreement under the terms to be negotiated between the parties.

q)             Either party may request, upon thirty (30) days written notice to the other, at any time during the term of the TD, to initiate discussions to request modifications to the TD terms, including revisions to Amazon EC2 metrics and capacity equivalencies, descriptions including the contents of Attachment A.  The parties also agree to consider adding pricing for other providers with appropriate metrics (similar to Amazon EC2) as mutually agreed upon.  In particular, the parties agree that if a product or service like Amazon EC2 becomes available in the marketplace, or if Amazon changes the metrics for calculating EC2 Compute Units as currently described in Attachment A, upon Lawson’s request, the parties shall negotiate in good faith to include such additional product/service under similar terms that apply for Amazon EC2 pursuant to this TD09.  Modifications to existing terms will be set forth in an amendment as mutually agreed to by the parties in writing.

r)                Program entitlements for License and Subscription & Support for Customers who have licensed the Solution prior to the effective date of this TD will not be subject to CPU Core caps or EC2 Compute Unit caps.  For Solutions licensed prior to the effective date of this TD, each such Solution shall be deemed licensed pursuant to the Bundled metric as set forth in this TD, and any Subscription and Support obtained for such Solutions shall be paid for according to the Table 4 and Table 7 set forth in Section 1.  Additional capacity pricing for Subscription & Support as provided in (Tables 2, Table 3, Table 5 and Table 6) does not apply to the Customers who have licensed the Solution prior to the effective date of this TD.

s)              The Territory with this Transaction Document shall be worldwide, except where prohibited by law.

8.              Contract Coordinators:

	For IBM:	For you:
Name	Rosanne Kearney	Steve Morrow
Company	IBM Corporation	Lawson Software Americas, Inc.
Address	11501 Burnet Road	380 St. Peter Street
Internal Mail-drop: 901-2E007
City, ST	Austin, TX 78758-3400	St. Paul, MN 55102
Telephone:	720-396-6117	651-767-4198
Fax:	720-396-6117
Email:	rosannek@us.ibm.com	Steven.Morrow@us.lawson.com

IBM ASL/OEM Registration Form

Please provide all requested information in order to be registered or to update your information.

This Registration Form must be completed and submitted to the IBM account representative at the time of contract signing. Failure to do so may result in delay in registering Subscription and Support authorization.

IBM Customer Number:

VAT number (if applicable):

For each contact information box below, please complete all details. By completing this form and providing us with information on behalf of other individuals in your organization, you certify that you have confirmed that they agree to your providing their data on the form.

IBM Representative

Name: Steven C. Jones
Street Address: 2652 Cassowary Drive
City: Sandy	State/Province: UT	ZIP Code/Postal Code: 84092-7192
Country: USA
Telephone/Ext.: 801-523-1873	Fax: 801-523-6289
E-mail Address: scjones@us.ibm.com

Primary Contact (required): IBM will communicate with the Primary Contact regarding changes to the Agreement or other contractual issues. If the Primary Contact is the only contact specified, IBM may consider the Primary Contact to be the sole contact for all purposes. (No Post Office Boxes, please)

Contact Name: Steve Morrow
Street Address: 380 St. Peter Street
City: St. Paul	State/Province: MN	ZIP Code/Postal Code: 55102
Country:
Telephone/Ext.: 651-767-4198	Fax:
E-mail Address: Steven.Morrow@us.lawson.com

Administration Contact (if different from Primary Contact above):

Note: You are eligible to receive one set of media for Programs covered by Subscription and Support when Programs are revised and become commercially available. The person you designate in this information box is responsible for requesting and authorizing account information changes, Web and tool access, etc. In addition, IBM will send the Administration Contact documents including Subscription and Support Renewal notices, software upgrade availability notifications, and where applicable, billing communications, etc. Program upgrade media will be shipped upon request to the contact at the address indicated below. Subscription and Support coverage must be active in order for the upgrade(s) to be shipped. Please note: A Post Office Box is not a valid ship-to address.

Contact Name:
Street Address:
City:	State/Province:	ZIP Code/Postal Code:
Country:
Telephone/Ext.:	Fax:
E-mail Address:

Site Technical Contact (if different from Primary Contact above): ): The Site Technical Contact specified below is responsible for overall support compliance, maintaining the authorized caller list, and coordinating distribution of the technical support access information to the authorized callers of this site. This contact will also receive a letter with important Technical Support Information concerning access to IBM Software Support.

Contact Name:
Street Address:
City:	State/Province:	ZIP Code/Postal Code:
Country:
Telephone/Ext.:	Fax:
E-mail Address:

Attachment A

Amazon Elastic Compute Cloud (Amazon EC2) Description and Pricing Related Metrics

***

End of Attachment A